Exhibit 10.2
August 14, 2009
Sparton Corporation
Sparton Electronics Florida, Inc.
Spartronics, Inc.
Sparton Medical Systems, Inc.
Spartronics Vietnam Co., Ltd.
Sparton Technology, Inc.
Sparton of Canada, Limited
Re:	Advances made to Sparton Corporation (“Sparton”), Sparton Electronics Florida, Inc. (“Sparton Florida”), Spartronics, Inc. (“Spartronics”), Sparton Medical Systems, Inc. (“Sparton Medical”), Spartronics Vietnam Co., Ltd. (“Sparton Vietnam”), Sparton Technology, Inc. (“Sparton Technology”), and Sparton of Canada, Limited (“Sparton Canada”) (Sparton, Sparton Florida, Spartronics, Sparton Medical, Sparton Vietnam, Sparton Technology and Sparton Canada, each a “Borrower”, and collectively the “Borrowers”) under that certain Amended and Restated Revolving Credit and Security Agreement of approximate even date herewith (the “Loan Agreement”) among the Borrowers, the financial institutions which are now or which hereafter become a party thereto (collectively, the “Lenders” and individually a “Lender”) and National City Business Credit, Inc. (“NCBC”), as agent for the Lenders (NCBC, in such capacity, the “Agent”). Capitalized terms used but not defined in this letter have the same meanings as in the Loan Agreement.
Ladies and Gentlemen:
     As an accommodation to Borrowers, the Agent and the Lenders have, on this day, permitted Borrowers to execute certain documents, agreements and instruments relating to the above-referenced transaction. Borrowers acknowledge that certain conditions precedent were to be satisfied before the Agent and the Lenders funded any Advances under to the Loan Agreement. As of the above date, the following conditions have not been satisfied:

1.	Performance of a field examination after the Closing Date satisfactory to the Agent in its sole discretion with respect to the Borrowers and the Collateral (the “Field Exam Condition Precedent”).
2.	Execution and delivery by Sparton to Agent of a Mortgage (the “Michigan Mortgage”) on that certain property commonly known as 2400 E. Ganson Street, Jackson, Michigan (the “Michigan Property”) satisfactory to Agent in its sole discretion.
3.	Satisfactory review by the Agent in its sole discretion of a title commitment with respect to the Michigan Property delivered to Agent by the Borrowers.
4.	Delivery to the Agent of an opinion of counsel licensed in the State of Michigan regarding the Michigan Property and the Michigan Mortgage satisfactory to Agent in its sole discretion (the “Michigan Real Estate Opinion of Counsel”).
5.	Execution and delivery by Sparton Technology to Agent of a Deed of Trust (the “New Mexico Deed of Trust”) on that certain property commonly known as 8500 Bluewater Road NW, Albuquerque, New Mexico (the “New Mexico Property”) satisfactory to Agent in its sole discretion.
6.	Satisfactory review by the Agent in its sole discretion of a title commitment with respect to the New Mexico Property delivered to Agent by the Borrowers.
7.	Delivery to the Agent of an opinion of counsel licensed in the State of New Mexico regarding the New Mexico Property and the New Mexico Deed of Trust satisfactory to Agent in its sole discretion (the “New Mexico Real Estate Opinion of Counsel”).
8.	Execution and delivery by Sparton Florida to Agent of a Mortgage (the “Brooksville Mortgage”) on that certain property commonly known as 30167 Power Line Road, Brooksville, Florida (the “Brooksville Property”) satisfactory to Agent in its sole discretion.
9.	Satisfactory review by the Agent in its sole discretion of a title commitment with respect to the Brooksville Property delivered to Agent by the Borrowers.
10.	Execution and delivery by Sparton Florida to Agent of a Mortgage (the “De Leon Springs Mortgage”) on that certain property commonly known as 5612 Johnson Lake Road, De Leon Springs, Florida (the “De Leon Springs Property”) satisfactory to Agent in its sole discretion.
11.	Satisfactory review by the Agent in its sole discretion of a title commitment with respect to the De Leon Springs Property delivered to Agent by the Borrowers.
12.	Delivery to the Agent of an opinion of counsel licensed in the State of Florida regarding the Brooksville Property, the Brooksville Mortgage, the De Leon Springs Property, and the De Leon Springs Mortgage satisfactory to Agent in its sole discretion (the “Florida Real Estate Opinion of Counsel”).

13.	Borrowers have paid or made arrangements to pay all recording fees, mortgage taxes and other charges in connection with recording the Michigan Mortgage, the New Mexico Deed of Trust, the Brooksville Mortgage, and the De Leon Springs Mortgage.
     Conditions 2 through 13, inclusive, are collectively called the “Real Estate Conditions Precedent”, and the Real Estate Condition Precedent and the Field Exam Condition Precedent are collectively called the “Conditions Precedent”.

     Notwithstanding anything to the contrary contained in the Loan Agreement, the sum of the outstanding Revolving Advances and the Maximum Undrawn Amount of all outstanding Letters of Credit cannot exceed $5,000,000 until the Conditions Precedent are satisfied satisfactory to Agent in its sole discretion.
     Please acknowledge your consent to the foregoing by signing below.

Very truly yours, NATIONAL CITY BUSINESS CREDIT, INC., as the Agent and a Lender
By:	/s/ Ben Pugliesi
Ben Pugliesi, Vice President

Consented to this 14th day of August, 2009

SPARTON CORPORATION
By:	/s/ Gregory A. Slome
Gregory A. Slome,
Senior Vice President and Chief Financial Officer

SPARTON ELECTRONICS FLORIDA, INC.
By:	/s/ Gregory A. Slome
Gregory A. Slome, Treasurer and Secretary

SPARTRONICS, INC.
By:	/s/ Gregory A. Slome
Gregory A. Slome, Treasurer and Secretary

SPARTON MEDICAL SYSTEMS, INC.
By:	/s/ Gregory A. Slome
Gregory A. Slome, Treasurer and Secretary

SPARTRONICS VIETNAM CO., LTD.
By:	/s/ Cary B. Wood
Cary B. Wood, General Director

Signature Page Side Letter

SPARTON TECHNOLOGY, INC.
By:	/s/ Gregory A. Slome
Gregory A. Slome, Treasurer and Secretary

SPARTON OF CANADA, LIMITED
By:	/s/ Cary B. Wood
Cary B. Wood, President

Signature Page Side Letter